UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 27, 2004

LOYALTYPOINT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21235	11-2780723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3885 Crestwood Parkway, Suite 550, Duluth, GA 30096

(Address of Principal Executive Office) (Zip Code)

(770) 638-5101

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 27, 2004 we accepted the resignation of our president, Mickey Freeman. As part of our ongoing effort to reduce expenses, we decided not to replace Mr. Freeman. Mr. Freeman’s resignation is effective September 30, 2004, at which time our chief executive officer, Mr. Paul Robinson, will assume the additional title of president. Mr. Robinson will not receive any additional compensation for assuming this additional title.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2004, we amended our bylaws to eliminate the designated duties of the president when the chief executive officer and the president are the same person.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.

Exhibit

3.1

First Amendment to Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOYALTYPOINT, INC.

Date: October 1, 2004	By:	/s/ PAUL ROBINSON
Paul Robinson Chief Executive Officer

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